
Robinhood @RobinhoodApp · Sep 15
Many ground-breaking companies stay private for years. Soon, everyone will be able to invest in them before they go public. Stay tuned for more updates on Robinhood Ventures: robinhood.com/ventures
Invest in private companies
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Learn More About Robinhood Ventures Fund I
What is a closed-end fund?
What will RVI invest in?
Will I know what companies RVI invests in?
Do I need to be an "accredited investor" to invest in RVI?
Who will manage RVI's investments?
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